UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

James R. Arnold, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 5th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6802

Date of fiscal year end:	December 31, 2017

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

SEMI-ANNUAL REPORT

June 30, 2017

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: http://muhlx.muhlenkamp.com/

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

July 2017

Fellow Investors,

At midyear, we find that most of the things we've been thinking about since at least January haven't changed very much. Starting at the international level, both the European and Japanese Central banks continued to buy bonds (Japan also buys equities) in order to manage interest rates and support their economies. The European Central Bank hinted during a speech in late June that it may be appropriate to think about ending their asset purchase program, but the Bank of Japan isn't even discussing ending theirs. We'll have to see how things develop. French elections, which had the potential to be disruptive, turned out to be a non-event. We'll see what Macron does now that he's in power. He may manage to make some changes that will free up the French economy and get it moving again, which would be positive.

International trade has not been disrupted by a U.S./China trade war which some feared based on statements made by President Trump. Chinese economic growth continued to meet their government-set goals of about 6.5% and the renminbi has been fairly stable against the dollar. Interestingly, the organization that governs what countries are included in global stock indices decided in mid-June to start including Chinese shares in the global index (MSCI EAFE Index) for the first time. Lastly, the war in Syria hasn't created any real economic problems either.

Domestically, the economy continued to grow at about 2% when adjusted for inflation. Inflation remained below 2%, aided by declining oil prices which have dropped from about $54 per barrel at the start of the year to close to $47 per barrel at midyear. Unemployment remained low but wages haven't grown much. The Federal Reserve raised the Federal Funds rate (short-term interest rate they charge banks that sets short-term rates in the U.S.) by another .25% to 1.25% as expected and they detailed how they intend to reduce the size of their balance sheet in the near future, but not when they would start. While short-term interest rates have risen, long term-interest rates have not.

In the March newsletter and again during our May webcast (both of which can be located on our website www.muhlenkamp.com) we told you that small business optimism had improved immensely postelection — it remained at high levels even though neither the promised health care revamp nor tax cuts have yet come out of Washington. First quarter earnings in the aggregate were good, with both revenues and earnings coming in higher than the prior quarter. On the negative side, we are seeing enormous disruption in the retail sector as consumers change how they shop, creating a few big winners and many big losers. A year ago we saw increased bankruptcies in energy companies, now it's happening to retailers. We are also seeing an increase in credit defaults by consumers — mostly with auto loans but a little bit with credit cards too.

MUHLENKAMP FUND

The U.S. stock market, in aggregate, is expensive relative to its own history and margin debt (money borrowed from brokers to buy stocks, using the stocks themselves as collateral) is once again setting new highs.

That's what we are seeing. Here's what we think:

•  We expect slow economic growth in the U.S. to continue in the short term while recognizing we can't see very far down the road. The signs we are seeing in the credit markets are not immediately disconcerting, but will become a concern if they get worse. Increased business optimism hasn't resulted in increased capital investment by companies — we're watching for signs of that too.

•  We think assets in general (bonds and stocks) have been supported in part by central bank asset purchases. That era may be coming to an end as the Federal Reserve begins to shrink its balance sheet. This makes us cautious and we'll be paying close attention to the plans of the foreign central banks we've talked about as well as the implementation of the Fed's plans.

Here's what we are doing:

•  We continue to sell assets that have done well for us and reached what we consider full value and invest in undervalued companies when we find them. We are comfortable holding cash when we can't immediately find undervalued companies.

•  We don't own any bonds as they remain overpriced relative to inflation.

•  We are slowly reducing our holdings of companies that are most exposed to the cyclical aspects of the domestic economy.

For the first six months of the year the Muhlenkamp Fund underperformed the S&P 500 Total Return Index by a modest amount. For a more detailed discussion of Fund Performance, please read the Management's Discussion of Fund Performance on page 4.

With our best wishes for an enjoyable and profitable summer:

Ron Muhlenkamp, Manager Muhlenkamp & Company, Inc.	Jeff Muhlenkamp, Co-Manager Muhlenkamp & Company, Inc.

MUHLENKAMP FUND

The comments made by Ron and Jeff Muhlenkamp in this commentary are opinions and are not intended to be investment advice or a forecast of future events.

Gross Domestic Product (GDP) is the total market value of all goods and services produced within a country in a given period of time (usually a calendar year).

MSCI EAFE Index is a stock market index that represents the equity market performance of large and mid-cap securities outside the U.S. and Canada. The EAFE acronym indicates that the location of the 21 developed markets are within Europe, Australasia, and the Far East. You cannot invest directly in an index.

S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. You cannot invest directly in an index.

Treasury Yield is the return on investment, expressed as a percentage, on the U.S. government's debt obligations (bonds, notes and bills).

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Past performance is no guarantee of future results. Index performance is not indicative of fund performance.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 15 for a complete list of Fund holdings.

MUHLENKAMP FUND

Management Discussion of Fund Performance   25 July 2017
for the first half of 2017

For the first half of 2017 the Muhlenkamp Fund (the "Fund") underperformed its benchmark, the S&P 500® Index, as enumerated on page 6.

The economic and market environment over the first half of the year hasn't changed much. Inflation adjusted year over year US GDP growth for the first quarter of 2017 was 1.4% (second quarters GDP growth is not yet available), a bit worse than the 1.9% growth the US experienced in 2016. Inflation for the first six months as measured by the Consumer Price Index has averaged 2.2%. Crude oil started the year priced at $54/barrel and at the end of June was down to $47/barrel, a 13% decline. Interest rates have declined slightly in the first six months as represented by 10 year United States Treasury bonds which started the year at a 2.44% yield and ended June at 2.30%. The Federal Reserve raised the Federal Funds Rate twice during this period increasing it by .5% from .66% to 1.16%. The Federal Reserve also discussed reducing the size of its balance sheet by not reinvesting all the dividends and proceeds from bond maturities, but has not done so yet. The S&P 500® Index has mostly been in a steady uptrend throughout the period without any noteworthy corrections. The two high performing sectors in the S&P 500® Index during the period were Health Care and Information Technology, the worst two performing sectors were Energy and Telecommunications.

The Fund started the year with concentrated holdings in Health Care and Technology. We are aware of the differences between our holdings organized by sector and the weighting of the S&P 500® Index, but we don't manage to them. The reasoning behind our concentrations in those two areas is that we are seeing the best growth with decent values in Technology, and the best values in Healthcare. We continue to build the portfolio "from the bottom up" and that's simply a summary of what we're seeing when we look at things one company at a time. During the course of the 6 months we reduced our holdings in airlines as competition and rising wages have put pressure on profitability and sold some energy companies that have not met our expectations. We added a little bit to healthcare and technology when we found companies that we think are undervalued. Our cash position has not changed significantly over the course of the 6 months ended June 30, 2017 and we are roughly 95% invested at the end of the period.

Apple, Alliance Data Systems, and Tencent Holdings were our three best performing securities during this period and between them accounted for 45% of the gains we saw during the period. The technology sector has been strong for the markets throughout the first half of the year and we're pleased that our technology companies have done quite well. Our worst performing securities were Cameco, a Canadian uranium miner, Golar LNG Partners which tends to trade in concert with crude oil prices, and Spirit Airlines, which is seeing profitability being squeezed as described above. Our modest underperformance relative to the S&P 500® Index over this period is due to the poor performance of a couple of our healthcare holdings that did not keep up with the larger healthcare index and the poor performance of our remaining energy related holdings.

Our holdings of gold appreciated in value a little bit over the six months and the use of covered calls as an investment strategy produced a small gain as well.

MUHLENKAMP FUND

A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 6/30/07 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

*  Unaudited

MUHLENKAMP FUND

Average Annual Total Returns (Unaudited)
as of June 30, 2017

Muhlenkamp Fund	Year to Date	One Year	Three Year	Five Year	Ten Year	Since Inception*
Return Before Taxes	7.59%	13.54%	–2.27%	6.93%	0.15%	8.88%
S&P 500® Index**	9.34%	17.90%	9.61%	14.63%	7.18%	10.22%
Consumer Price Index***	1.46%	1.63%	0.92%	1.31%	1.63%	2.52%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

*  Operations commenced on November 1, 1988.

**  The S&P 500® Index is a widely recognized index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***  Consumer Price Index — U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index.

MUHLENKAMP FUND

Annual Returns Since Inception
(Unaudited)(1)

One-Year Period Ended 12/31		Total Return Muhlenkamp Fund	Total Return S&P 500 Index	Total Return Consumer Price Index
1989		12.45%	31.69%	4.65%
1990		–14.90%	–3.10%	6.11%
1991		45.39%	30.47%	3.06%
1992		15.80%	7.62%	2.90%
1993		18.12%	10.08%	2.75%
1994		–7.19%	1.32%	2.67%
1995		32.96%	37.58%	2.54%
1996		29.98%	22.96%	3.32%
1997		33.30%	33.36%	1.70%
1998		3.22%	28.58%	1.61%
1999		11.40%	21.04%	2.68%
2000		25.30%	–9.10%	3.39%
2001		9.35%	–11.89%	1.55%
2002		–19.92%	–22.10%	2.38%
2003		48.08%	28.68%	1.88%
2004		24.51%	10.88%	3.26%
2005		7.88%	4.91%	3.42%
2006		4.08%	15.79%	2.54%
2007		–9.66%	5.49%	4.08%
2008		–40.39%	–37.00%	0.09%
2009		31.49%	26.46%	2.72%
2010		6.14%	15.06%	1.50%
2011		–4.74%	2.11%	2.96%
2012		12.52%	16.00%	1.74%
2013		34.43%	32.39%	1.50%
2014		0.64%	13.69%	0.76%
2015		–6.21%	1.38%	0.73%
2016		–3.70%	11.96%	2.07%
2017	(2)	7.59%	9.34%	1.46%

(1)  Operations commenced on November 1, 1988.

(2)  Total Return is for the six months ending June 30, 2017.

MUHLENKAMP FUND

EXPENSE EXAMPLE
June 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17 to 6/30/17).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the following Example. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
June 30, 2017 (Unaudited)

determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17 – 6/30/17*
Actual	$1,000.00	$1,075.90	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.11

*  Expenses are equal to the Fund's annualized expense ratio 1.22% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2017 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
June 30, 2017 (Unaudited)

ASSETS
Investments, at value (Cost $181,601,684)	$246,214,741
Dividends and interest receivable	131,176
Receivable for Fund shares sold	4,038
Prepaid expenses	11,831
Total assets	246,361,786
LIABILITIES
Written options, at value (Premiums received $218,395)	155,000
Payable to adviser	192,186
Payable for Fund shares redeemed	89,918
Payable administration fees	28,521
Payable transfer agent and accounting costs	43,705
Payable custodian fees	3,067
Payable to Trustees	3,572
Payable compliance fees	1,972
Accrued expenses and other liabilities	33,739
Total liabilities	551,680
Net assets	$245,810,106
NET ASSETS
Paid in capital	$174,684,394
Accumulated undistributed net investment income	564,088
Accumulated undistributed net realized gain on investments sold and written option contracts expired or closed	5,884,518
Net unrealized appreciation on:
Investments and translations of foreign currency	64,613,711
Written option contracts	63,395
Net assets	$245,810,106
Shares issued and outstanding (unlimited number of shares authorized, no par value)	4,713,421
Net asset value, offering and redemption price per share	$52.15

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $22,953)		$2,039,165
Interest		37,240
Total investment income		2,076,405
EXPENSES:
Investment advisory fees (See Note 3)	$1,239,744
Transfer agent and accounting costs (See Note 3)	157,871
Administration fees (See Note 3)	87,062
Reports to shareholders	38,243
Auditor fees	9,412
Federal & state registration fees	9,410
Custody fees (See Note 3)	7,977
Compliance fees (See Note 3)	5,973
Trustees' fees and expenses	5,332
Legal fees	3,683
Other	6,719
Total operating expense before expense reimbursement/reductions	1,571,426
Expense reimbursement (See Note 3)	(47,792)
Expense reductions (See Note 9)	(11,317)
Total expenses		1,512,317
NET INVESTMENT INCOME		564,088
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments sold	6,180,355
Written option contracts expired or closed	79,298
Total net realized gain		6,259,653
Net change in unrealized appreciation on:
Investments and translations of foreign currency	11,497,316
Written option contracts	63,395
Total net change in unrealized appreciation		11,560,711
Net realized and unrealized gain on investments		17,820,364
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$18,384,452

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$564,088	$(412,379)
Net realized gains (losses) on investments sold and written option contracts expired or closed	6,259,653	(375,135)
Change in unrealized appreciation (depreciation) on investments, translations of foreign currency, and written option contracts	11,560,711	(13,283,262)
Net increase (decrease) in net assets resulting from operations	18,384,452	(14,070,776)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,041,648	3,980,777
Dividends reinvested	—	—
Cost of shares redeemed	(29,058,141)	(60,015,550)
Net decrease in net assets resulting from capital share transactions	(27,016,493)	(56,034,773)
DISTRIBUTIONS TO SHAREHOLDERS:
From investment income	—	—
From realized gains	—	—
Net increase in net assets resulting from distributions to shareholders	—	—
TOTAL DECREASE IN NET ASSETS	(8,632,041)	(70,105,549)
NET ASSETS:
Beginning of period	254,442,147	324,547,696
End of period	$245,810,106	$254,442,147
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$564,088	$—

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2017		2016	2015	2014	2013	2012
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$48.47		$50.33	$59.50	$68.03	$52.22	$51.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12		(0.08)	(0.17)	(0.29)	(0.13)	0.35
Net realized and unrealized gains (losses) on investments	3.56		(1.78)	(3.45)	0.81	18.10	6.01
Total from investment operations	3.68		(1.86)	(3.62)	0.52	17.97	6.36
LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	—	(0.35)
From realized gains	—		—	(5.55)	(9.05)	(2.16)	(4.98)
Total distributions	—		—	(5.55)	(9.05)	(2.16)	(5.33)
NET ASSET VALUE, END OF PERIOD	$52.15		$48.47	$50.33	$59.50	$68.03	$52.22
TOTAL RETURN	7.59	%(1)	–3.70%	–6.21%	0.64%	34.43%	12.52%
NET ASSETS, END OF PERIOD (in millions)	$246		$254	$325	$435	$488	$427
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
Excluding expense reimbursement/reductions	1.27	%(2)	1.25%	1.22%	1.27%	1.27%	1.26%
Including expense reimbursement/reductions(3)	1.22	%(2)	1.25%	1.21%	1.27%	1.26%	1.26%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	0.46	%(2)	(0.15)%	(0.28)%	(0.45)%	(0.21)%	0.56%
PORTFOLIO TURNOVER RATE	9.72	%(1)	39.75%	19.46%	33.93%	26.21%	38.09%

(1)  Not Annualized.

(2)  Annualized.

(3)  The operating expense ratio includes expense reductions for minimum account maintenance fees deposited into the Fund. (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
June 30, 2017 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 91.7%
Airlines — 3.9%
Delta Air Lines, Inc.	112,500	$6,045,750
Spirit Airlines, Inc. (a)	66,560	3,437,824
		9,483,574
Biotechnology — 10.2%
Biogen, Inc. (a)	17,700	4,803,072
Bioverativ, Inc. (a)	8,850	532,504
Celgene Corporation (a)	54,000	7,012,980
Gilead Sciences, Inc.	180,000	12,740,400
		25,088,956
Capital Markets — 2.7%
Federated Investors, Inc. — Class B	235,000	6,638,750
Chemicals — 5.9%
Celanese Corporation — Series A	98,000	9,304,120
Dow Chemical Company	82,900	5,228,503
		14,532,623
Computers & Peripherals — 7.4%
Apple, Inc.	125,730	18,107,635
Electronic Equipment, Instruments & Components — 1.6%
Universal Display Corporation	35,000	3,823,750
Energy Equipment & Services — 1.3%
Schlumberger Ltd. (b)	48,000	3,160,320
Health Care Providers & Services — 8.3%
Express Scripts Holding Company (a)	38,550	2,461,032
McKesson Corporation	56,500	9,296,510
UnitedHealth Group, Inc.	47,000	8,714,740
		20,472,282
Internet Software & Services — 2.9%
Tencent Holdings Ltd. — ADR	195,800	7,040,968
IT Services — 10.4%
Alliance Data Systems Corporation	100,000	25,669,000
Media — 1.0%
Naspers Ltd. — ADR	122,500	2,492,875
Oil, Gas & Consumable Fuels — 6.0%
Cameco Corporation (b)	670,000	6,097,000
Dynagas LNG Partners LP (b)	165,272	2,527,009
GasLog Partners LP (b)	95,000	2,151,750
Golar LNG Partners LP (b)	200,000	4,014,000
		14,789,759

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 91.7% (Continued)
Pharmaceuticals — 7.5%
Bristol-Myers Squibb Company	150,000	$8,358,000
Lannett Company, Inc. (a)	364,474	7,435,270
Teva Pharmaceutical Industries Ltd. — ADR	76,561	2,543,356
		18,336,626
Semiconductors & Semiconductor Equipment — 8.1%
Microchip Technology, Inc.	69,800	5,387,164
ON Semiconductor Corporation (a)(c)	1,040,000	14,601,600
		19,988,764
Software — 5.6%
Microsoft Corporation	200,000	13,786,000
Specialty Retail — 1.8%
GameStop Corporation — Class A	200,690	4,336,911
Textiles, Apparel & Luxury Goods — 3.4%
Hanesbrands, Inc.	362,500	8,395,500
Trading Companies & Distributors — 3.7%
Rush Enterprises, Inc. — Class A (a)	247,688	9,209,040
Total Common Stocks (Cost $160,537,929)		225,353,333
EXCHANGE-TRADED FUND — 3.3%
SPDR Gold Shares (a)
Total Exchange-Traded Fund (Cost $8,236,558)	68,075	8,034,211
SHORT-TERM INVESTMENT — 5.2%
Fidelity Institutional Government Portfolio — Class I, 0.81% (d)
Total Short-Term Investment (Cost $12,827,197)	12,827,197	12,827,197
TOTAL INVESTMENTS (Cost $181,601,684) — 100.2%		246,214,741
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(404,635)
TOTAL NET ASSETS — 100.0%		$245,810,106

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

ADR-American Depositary Receipt

(a)  Non-income producing security.

(b)  Foreign company.

(c)  Shares are held as collateral for all or a portion of a corresponding written option contract. The value of the collateral on June 30, 2017 was $14,601,600.

(d)  The rate shown is the annualized seven day effective yield as of June 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF WRITTEN OPTIONS
June 30, 2017 (Unaudited)

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Value
WRITTEN CALL OPTIONS — 0.1%
ON Semiconductor Corporation Expiration October 2017, Exercise Price $15.00	2,000	$155,000
Total Written Call Options (Premiums received $218,395)		$155,000

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended June 30, 2017

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Board Codification Topic 946 Financial Services — Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the "Adviser") to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds ("ETFs") and real estate investment trusts ("REITs"), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$225,353,333	$—	$—	$225,353,333
Exchange-Traded Fund	8,034,211	—	—	8,034,211
Short-Term Investment	12,827,197	—	—	12,827,197
Total Investments in Securities	$246,214,741	$—	$—	$246,214,741
Written Call Options	$—	$155,000	$—	$155,000

*  Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

Transfers between Levels are recognized at the end of the reporting period. During the six months ended June 30, 2017, the Fund recognized no transfers between Levels. The Fund did not invest in any Level 3 investments during the period.

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. Due to the nature of the MLP investments, a portion of the distributions received by the Fund's shareholders may represent a return of capital.

e.  Federal Taxes — It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore,

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2016. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress.

f.  Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's Statement of Assets and Liabilities and Statement of Operations. For the six months ended June 30, 2017, no long options contracts were purchased and 3,100 written option contracts were opened and $297,693 in premiums were received. See Note 6 for additional disclosures related to transactions in written options.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2017:

	Amount of Net Realized Gain on Derivatives
Derivatives	Purchased Call Options	Written Call Options	Total
Equity contracts	$—	$79,298	$79,298
Total	$—	$79,298	$79,298
	Change in Unrealized Depreciation on Derivatives
Derivatives	Purchased Call Options	Written Call Options	Total
Equity contracts	$—	$63,395	$63,395
Total	$—	$63,395	$63,395

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee for investment management. Effective February 28, 2017, the Adviser charges a management fee at a 1.00% annual rate of the Fund's average daily net assets up to $300 million, 0.95% of the Fund's average daily net assets on the next $200 million, and 0.90% of the Fund's average daily net assets on the balance. Prior to February 28, 2017, the management fee was a 1.00% annual rate of the Fund's average daily net assets up to $1 billion and a 0.90% annual rate of the Fund's average daily net assets in excess of $1 billion.

Effective February 28, 2017, the Fund's Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Fund. Prior to February 28, 2017, there was no contractual expense limitation agreement in place.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is indefinite, but cannot be terminated within one year after the effective date of the Fund's prospectus. After that date, the agreement may be terminated at any time upon sixty days' written notice by the Trust's Board of Trustees or the Adviser with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

12/31/2020	$47,792

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the "Custodian") serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator performs various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and compliance services for the six months ended June 30, 2017 are disclosed in the Statement of Operations.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit agreement ("LOC") with U.S. Bank N.A., which expires July 27, 2017, to be used for temporary or emergency purposes, subject to certain restrictions and the rights of setoff on the Fund's assets, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $14 million or 33.33% of the fair value of the Fund's investments, whichever is less. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate (4.25% at June 30, 2017). The Fund has authorized U.S. Bank to charge any of the Fund's accounts for any missed payments. For the six months ended June 30, 2017, the Fund did not have any borrowing under the LOC. As of June 30, 2017, the Fund did not have any outstanding borrowing under the LOC. On July 27, 2017, the Fund renewed the LOC. Borrowing under the renewed LOC is limited to the lesser of $12 million dollars or 33.33% of the fair value of the Fund's investments, whichever is less.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Shares outstanding, beginning of period	5,249,708	6,448,209
Shares sold	40,443	85,206
Dividends reinvested	—	—
Shares redeemed	(576,730)	(1,283,707)
Shares outstanding, end of period	4,713,421	5,249,708

6.  WRITTEN OPTION CONTRACTS

The number of written option contracts and the premiums received by the Fund during the six months ended June 30, 2017, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of period	—	$—
Options written	3,100	297,693
Options closed	—	—
Options exercised	—	—
Options expired	(1,100)	(79,298)
Options outstanding, end of period	2,000	$218,395

See Note 2i for additional disclosures related to transactions in written options.

7.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term options, for the six months ended June 30, 2017, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$22,899,960	$—	$42,588,438

8.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2016, the Fund had a short-term capital loss carryover of $375,135 which will be permitted to be carried over for an unlimited period.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$202,227,480
Gross tax unrealized appreciation	$66,026,567
Gross tax unrealized depreciation	(12,910,475)
Net tax unrealized appreciation on investments	$53,116,092
Undistributed ordinary income	$—
Undistributed long term capital gains	—
Total distributable earnings	$—
Other accumulated loss	(374,832)
Total accumulated gain	$52,741,260

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The Fund paid no distributions for the period ended June 30, 2017, and the year ended December 31, 2016.

9.  EXPENSE REDUCTIONS

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the six months ended June 30, 2017, the Fund's expenses were reduced $11,317 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2016, resulting in a decrease in the expenses being charged to shareholders.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2017

10. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
Muhlenkamp & Company, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series ("Trust") on February 21-22, 2017, the Trust's Board of Trustees ("Board"), including all of the Trustees who are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, ("Independent Trustees") considered and approved the continuation of the Investment Advisory Agreement between the Trust and Muhlenkamp & Company, Inc. ("Muhlenkamp" or the "Adviser") regarding the Muhlenkamp Fund (the "Fund") (the "Investment Advisory Agreement") for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Muhlenkamp and the Trust's administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement ("Support Materials"). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees' consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board's determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Muhlenkamp with respect to the Fund; (2) the Fund's historical performance and the performance of other accounts managed by Muhlenkamp; (3) the costs of the services provided by Muhlenkamp and the profits realized by Muhlenkamp from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund's benefit; and (6) other benefits to Muhlenkamp resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Muhlenkamp, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Muhlenkamp set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Muhlenkamp performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued) –
Muhlenkamp & Company, Inc.

formed the basis of the Trustees' determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Muhlenkamp provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund's portfolio securities; (4) maintaining the required books and records for transactions that Muhlenkamp effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund's compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees also considered the extensive shareholder services that Muhlenkamp provides to shareholders of the Fund. The Trustees also considered the investment philosophy of the portfolio managers and their portfolio management experience, including Mr. Ronald H. Muhlenkamp's management of the Fund since the inception of the Fund's predecessor in 1988. The Trustees also considered Muhlenkamp's capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Muhlenkamp provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Muhlenkamp. In assessing the quality of the portfolio management delivered by Muhlenkamp, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund's peer funds according to Morningstar classifications, and the composite of separate accounts that Muhlenkamp manages utilizing a similar investment strategy as that of the Fund. While the Trustees considered both short-term and long-term performance of the Fund, they placed greater emphasis on longer term performance. When reviewing the Fund's performance against the Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund's level of risk tolerance, may differ significantly from funds in the peer group. The Trustees noted the Fund had significantly underperformed the Morningstar peer group median and average for the year-to-date, one-year, three-year, five-year and ten-year periods ended October 31, 2016. The Trustees considered the Fund's performance compared to its benchmarks, noting that the Fund underperformed the S&P 500 Index for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended October 31, 2016. The Trustees noted that the Fund achieved positive returns during the five-year and since inception periods ended October 31, 2016. The Trustees took into account that the Fund utilizes a tax efficient, value-orientated investment strategy, and

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued) –
Muhlenkamp & Company, Inc.

that the Adviser consequently uses an internal benchmark of the Consumer Price Index ("CPI") as an additional means of evaluating the Fund's performance. The Trustees noted that the Fund had underperformed the CPI for the year-to-date, one-year, three-year and ten-year periods ended October 31, 2016 but outperformed the CPI for the five-year period ended October 31, 2016. The Trustees also took into account additional information provided by Muhlenkamp throughout the course of the year describing the market conditions and/or investment strategies and techniques employed by the Adviser that contributed to the Fund's underperformance and specific steps Muhlenkamp had proposed to improve Fund performance on a going forward basis. The Trustees concluded their performance analysis by noting the generally comparable performance of the Fund and the composite of similar accounts managed by Muhlenkamp over most relevant periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Muhlenkamp under the Investment Advisory Agreement, as well as Muhlenkamp's profitability from services that Muhlenkamp rendered to the Fund during the 12 month period ended June 30, 2016. The Trustees also considered the effect of an expense limitation agreement on Muhlenkamp's compensation, noting that Muhlenkamp had recently contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund's prospectus. The Trustees further considered the management fees that Muhlenkamp charges to separately managed accounts with similar investment strategies as that of the Fund are less than the advisory fee that the Fund pays to Muhlenkamp at certain asset levels. The Trustees also took into account that Muhlenkamp has additional responsibilities with respect to the Fund, including additional compliance obligations, the preparation of Board and shareholder materials, and substantial direct shareholder communications and services which utilize additional Adviser resources and justify the higher fee. The Trustees concluded that Muhlenkamp's service relationship with the Fund is not profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted the Fund's advisory fee was higher than the average and median management fees reported for the benchmark category. They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the benchmark category. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued) –
Muhlenkamp & Company, Inc.

one investment adviser to another, the Trustees concluded that Muhlenkamp's advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the Muhlenkamp had recently agreed to an amendment to the Investment Advisory Agreement to implement a breakpoint after the first three hundred million dollars of assets under management. The Trustees determined that the breakpoint structure of the Fund's investment advisory fee had the potential to share such economies with Fund shareholders.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Muhlenkamp does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund's portfolio transactions. The Trustees considered that Muhlenkamp may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Muhlenkamp does not receive additional material benefits from its relationship with the Fund.

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Six Months Ended June 30, 2017

1.  BROKER COMMISSIONS

For the six months ended June 30, 2017, the Fund paid $39,598 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal one cent (1¢) per Fund share and would have increased the operating expense ratio from 1.22% to 1.25%.

2.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

3.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

MUHLENKAMP FUND

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you ("Personal Information") directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund's investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

777 E. Wisconsin Avenue

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 30, 2017

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, Treasurer

Date	August 30, 2017

* Print the name and title of each signing officer under his or her signature.

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